J.P. Morgan Funds
Supplement dated January 25, 2000, to the following Prospectus:

J.P. Morgan Money Market Funds, dated December 30, 1999

The fourth paragraph under the heading "Opening Your Account: By Wire" on page 9 is hereby replaced with the following:

State Street Bank & Trust Company
Routing number: 011000028
Credit: J.P. Morgan Funds
Account number: 9904-226-9
FFC: your account number, name of registered owner(s) and fund name